Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On February 7, 2017, the Company announced that its Board of Directors has declared a quarterly cash dividend of $0.16 per common share to be paid on March 10, 2017 to all stockholders of record as of the close of business on February 24, 2017.
On February 23, 2017 the Company priced an offering of $600 million in aggregate principal amount of 5.0% Senior Notes due 2025 (“2025 Senior Notes") priced at par.  The sale of the 2025 Senior Notes is expected to be completed on March 2, 2017, subject to customary closing conditions. The Company intends to use the proceeds from the 2025 Senior Notes Offering, together with cash on hand and borrowings under the Revolving Loan, to fund the redemption of all of the outstanding $600 million aggregate principal amount of the 2022 Senior Notes and to pay related fees and expenses. The Company currently expects to issue a notice of redemption to holders of the 2022 Senior Notes upon the closing of the 2025 Senior Notes Offering.
On February 28, 2017, the Company completed the refinancing of its Term Loan. As a result of the refinancing, the applicable interest margin on the amount of term loans outstanding was reduced by 0.25% and the LIBOR floor of 0.75% was removed.